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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                AUGUST 31, 2006

                        COMMISSION FILE NUMBER: 001-03985

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                                 EDO CORPORATION
             (Exact name of registrant as specified in its charter)

         NEW YORK                                      11-0707740
   (State of incorporation)              (I.R.S. Employer Identification No.)


60 EAST 42ND STREET - 42ND FLOOR                                  10165
     NEW YORK, NEW YORK                                         (Zip Code)
(Address of Principal Executive Offices)

                                 (212) 716-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act {17 CFR 230.425}

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 31, 2006, EDO Corporation (the "Registrant") entered into an Amendment and Waiver No. 3 to the Credit Agreement, dated as of November 4, 2005 (the "Amendment"). The Amendment amends various financial and negative covenants, including, the maximum credit extension and certain maximum leverage ratios.

A copy of the Amendment and Waiver No. 3 is attached hereto as Exhibit 10(a) and incorporated herein by reference.

ITEM 9.01 EXHIBITS

(c)      Exhibits

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
Exhibit Number    Description of Exhibit
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

10(a) Amendment and Waiver No. 3, dated as of August 31, 2006, by and among EDO Corporation, the Lenders party hereto and Citicorp USA, Inc., as Administrative Agent
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EDO CORPORATION


                                  By /s/ Frederic B. Bassett
                                  -------------------------------------------
                                  Senior Vice President-Finance, Treasurer and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

Date: September 5, 2006